Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	December 31, 2004	January 31, 2005	February 28, 2005	March 31, 2005	April 30, 2005	May 31, 2005	June 30, 2005	July 31, 2005	August 31, 2005	September 30, 2005	October 31, 2005	November 30, 2005	December 31, 2005
NETBANK, INC. CONSOLIDATED

Retail customers	249,377	247,163	246,116	244,318	244,120	243,293	242,946	256,474	256,211	256,077	255,319	256,915	257,631
Business customers	21,050	21,271	21,287	26,580	26,411	27,036	25,903	26,093	26,308	26,498	26,650	28,013	28,038
Total customers	270,427	268,434	267,403	270,898	270,531	270,329	268,849	282,567	282,519	282,575	281,969	284,928	285,669

Services per customer (consolidated)	1.75	1.77	1.79	1.81	1.81	1.82	1.83	1.81	1.82	1.82	1.83	1.83	1.83
Services per customer (bank only)	2.26	2.28	2.31	2.32	2.32	2.33	2.32	2.35	2.35	2.36	2.36	2.36	2.36

Total average assets (consolidated)	$4,734,276	$4,654,021	$4,504,199	$4,667,279	$4,733,193	$4,823,988	$5,070,401	$4,993,980	$5,154,762	$5,078,613	$4,966,622	$4,929,082	$4,916,549

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	55%	55%	55%	55%	55%	55%	55%	56%	56%	56%	56%	56%	56%
Direct deposit of payroll penetration (accounts > 90 days)	53%	54%	55%	56%	57%	57%	56%	56%	56%	56%	56%	56%	56%

Retail deposits	$2,299,996	$2,207,693	$2,171,962	$2,232,362	$2,213,902	$2,249,718	$2,425,525	$2,548,422	$2,635,680	$2,612,775	$2,531,374	$2,611,121	$2,461,517
Small business deposits	55,120	56,241	55,623	51,741	55,161	55,916	53,753	56,061	58,500	60,261	$63,473	$64,079	$62,003
Other deposits	288,301	228,446	245,156	308,255	280,509	279,993	316,322	353,287	389,570	371,316	329,735	313,736	270,325
Total deposits	$2,643,417	$2,492,380	$2,472,741	$2,592,358	$2,549,572	$2,585,627	$2,795,600	$2,957,770	$3,083,750	$3,044,352	$2,924,582	$2,988,936	$2,793,845

Average retail checking account balance	$2,681	$2,546	$2,649	$2,619	$2,717	$2,600	$2,503	$2,542	$2,424	$2,513	$2,417	$2,367	$2,601
Average retail money market account balance	$14,806	$14,595	$14,695	$14,645	$14,169	$14,037	$13,574	$13,419	$13,124	$12,919	$12,645	$12,391	$12,352
Average retail CD balance	$16,882	$16,655	$16,285	$15,995	$15,736	$15,603	$15,436	$15,387	$15,420	$15,387	$14,845	$14,635	$14,623

Average small business checking account balance	$6,871	$7,040	$6,708	$7,189	$6,655	$6,511	$6,310	$6,645	$6,890	$6,718	$7,489	$7,462	$7,382
Average small business money market account balance	$51,484	$51,440	$50,371	$42,060	$47,540	$47,368	$43,698	$44,714	$44,768	$45,250	$45,796	$45,283	$42,290
Average small business CD balance	$36,739	$31,828	$30,526	$30,932	$29,935	$29,923	$30,305	$29,044	$28,483	$26,859	$27,227	$26,719	$26,071

Indirect Auto Lending —
Number of loans	1,291	1,280	1,005	1,714	1,812	1,823	2,090	1,840	2,025	1,252	941	1,278	1,065
Production	$27,981	$27,198	$21,637	$38,543	$40,761	$41,391	$49,686	$43,992	$46,235	$28,278	$22,224	$28,361	$24,216
Weighted Average Note Rate	6.04%	6.34%	6.55%	6.30%	6.48%	6.63%	6.42%	6.42%	6.76%	7.21%	7.36%	7.48%	7.66%

Business Equipment Financing —
Production	$19,214	$12,923	$15,090	$17,884	$15,805	$14,642	$16,091	$13,990	$16,621	$14,849	$20,081	$17,522	$18,958

Servicing Portfolio —
Held for sale MSRs	$193,877	$144,403	$179,178	$201,652	$145,350	$127,977	$210,658	$158,494	$148,928	$249,597	$174,628	$120,016	$143,515
Available for sale MSRs	12,699,935	12,647,191	12,534,408	14,819,452	14,644,655	14,468,800	14,221,167	14,013,617	13,754,939	13,600,374	13,437,138	13,279,578	13,155,256
UPB underlying MSRs	12,893,812	12,791,594	12,713,586	15,021,104	14,790,005	14,596,777	14,431,825	14,172,111	13,903,867	13,849,971	13,611,766	13,399,594	13,298,771
Work-in-process and whole loans	2,834,070	2,611,503	2,497,545	2,624,251	2,863,310	2,989,308	3,090,391	3,179,712	3,291,295	3,268,430	3,195,333	2,880,654	2,901,896
Sold but not transferred	977,563	1,208,194	885,077	1,052,638	1,189,575	932,756	960,773	1,259,483	1,282,962	1,352,262	1,330,591	1,048,201	906,795
Third party subservicing	1,257	1,343	1,406	788	662	545	949	471	409	259	113	113	113
Total loans serviced	$16,706,702	$16,612,634	$16,097,614	$18,698,781	$18,843,552	$18,519,386	$18,483,938	$18,611,777	$18,478,533	$18,470,922	$18,137,803	$17,328,562	$17,107,575

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.96%	5.96%	5.95%	5.89%	5.90%	5.89%	5.90%	5.90%	5.89%	5.90%	5.89%	5.89%	5.89%
Weighted average service fee	0.33%	0.33%	0.33%	0.32%	0.32%	0.35%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Delinquency percentage (30+ days)	5.99%	5.66%	5.34%	4.63%	5.68%	5.71%	5.66%	5.90%	5.27%	5.51%	5.64%	6.15%	6.94%
Bankruptcy & foreclosure	1.20%	1.27%	1.37%	1.48%	1.46%	1.46%	1.56%	1.47%	1.43%	1.47%	1.51%	1.62%	1.58%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$812,990	$627,629	$645,390	$873,407	$714,072	$848,614	$1,027,584	$932,735	$1,012,968	$936,068	$900,988	$725,223	$833,301
Non-conforming mortgage production	278,965	195,440	191,842	242,901	277,677	285,072	302,480	269,234	304,205	309,771	269,047	258,631	279,432
Total mortgage production	$1,091,955	$823,069	$837,232	$1,116,308	$991,749	$1,133,686	$1,330,064	$1,201,969	$1,317,173	$1,245,839	$1,170,035	$983,854	$1,112,733

Refinance loans as a % of production	32%	36%	37%	34%	32%	32%	31%	32%	33%	34%	39%	35%	36%

Conforming mortgage sales	$1,042,389	$418,374	$691,228	$910,939	$495,551	$718,418	$1,071,095	$610,017	$936,711	$1,238,844	$697,468	$852,340	$939,084
Non-conforming mortgage sales	262,565	269,882	198,554	233,085	227,717	253,494	318,554	265,938	301,243	278,359	307,651	290,339	215,177
Total mortgage sales	$1,304,954	$688,256	$889,782	$1,144,024	$723,268	$971,912	$1,389,649	$875,955	$1,237,954	$1,517,203	$1,005,119	$1,142,679	$1,154,261

Locked conforming mortgage pipeline	$754,876	$822,452	$989,247	$917,450	$1,152,081	$1,229,181	$1,200,719	$1,009,914	$1,102,166	$1,053,315	$923,261	$1,068,194	$929,205

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing —
ATMs (third-party owned)	7,779	7,435	7,720	7,695	7,744	7,726	7,853	7,904	7,878	7,940	7,921	9,234	9,213
ATMs (proprietary)	548	501	505	529	481	515	415	471	496	505	483	478	436
Total ATMs Serviced	8,327	7,936	8,225	8,224	8,225	8,241	8,268	8,375	8,374	8,445	8,404	9,712	9,649

Merchant Service Terminals	1,792	1,986	2,012	2,085	2,122	2,166	2,207	2,224	2,225	2,261	2,276	2,326	2,367

Insurance Sales Processing —
Number of policies sold	170	198	135	104	83	82	109	71	119	100	90	69	69
Number of policies in force	1,768	1,845	1,882	1,901	1,956	1,977	2,024	2,059	2,118	2,171	2,218	2,240	2,262

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.

All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for December 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications

•                    Total deposits decreased by $195 million or 6.5%. The decline was primarily due to strategic runoff from brokered CDs.

•                    In the auto lending channel, production was down $4.1 million or 14.6% while the weighted average note rate rose for the fifth consecutive month to 7.66%, an increase of 18 basis points (bps) over the previous month.

•                    Production in the business financing operation rose by $1.4 million or 8.2%.

•                    Mortgage servicing delinquency rates rose to 6.94% while bankruptcies declined slightly to 1.58%. A rise in delinquency rates usually occurs during the November to January period in the cycle. This period was somewhat exacerbated this year by approximately 565 borrowers who were victims of the Hurricanes Katrina and Rita being in some form of delinquency after an initial grace period. It is believed that many borrowers in the Gulf Region are awaiting insurance settlements.

•                    Total mortgage production rose by $129 million or 13.1%, while mortgage sales were up by $11.6 million or 1.0%.

•                    The locked conforming mortgage pipeline eased by $139 million or 13.0% during the slower year-end holiday season.

Earnings Outlook

Analyst estimates for the company’s fourth quarter earnings range from $.00 to $.06 today. Management remains biased nearer the low end given current operating conditions. Results could still be adversely impacted by: 1) Competitive pricing in the conforming and/or non-conforming mortgage channels; and 2) Volatile net servicing results.

The company is scheduled to report its fourth quarter and 2005 yearend results on Monday February 6, 2006. Management will hold a conference call at 10 a.m. that morning to discuss them in detail:

Call Title:	NetBank, Inc. Earnings Announcement
Date and Time:	February 6, 10:00 a.m (EST)
Call Leader:	Douglas K. Freeman
Pass Code:	NetBank
Domestic:	888-889-1959
International:	+1-773-756-0455
One-Week Replay:	888-568-0906

As always, we appreciate your interest in our company. If you have questions or need anything more, please let us know.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683
mshepherd@netbank.com

Jimmy Locklear
Manager, Investor Relations, NetBank, Inc.

Phone: 678-942-7615

jlocklear@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1. Business—Risks Relating to NetBank’s Business” in its Annual Report on Form 10-K for the year ended December 31, 2004. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.